Exhibit 99.1

INVESTOR & ANALYST CONFERENCE June 2012

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and the “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports MarkWest files with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and MarkWest’s business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which MarkWest gathers, transports, processes, and/or fractionates; A reduction in the demand for the products MarkWest produces and sells; Financial credit risks / failure of customers to satisfy payment or other obligations under MarkWest’s contracts; Effects of MarkWest’s debt and other financial obligations, access to capital, or its future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting MarkWest’s operations, and adequate insurance coverage; Terrorist attacks directed at MarkWest facilities or related facilities; Changes in and impacts of laws and regulations affecting MarkWest operations and risk management strategy; and Failure to integrate recent or future acquisitions. 2

Non-GAAP Measures Distributable Cash Flow, Adjusted EBITDA , and Net Operating Margin are not measures of performance calculated in accordance with GAAP, and should not be considered separately from or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income (loss). The GAAP measure most directly comparable to Net Operating Margin is income (loss) from operations. In general, we define Distributable Cash Flow as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) amortization of deferred financing costs; (iii) loss on redemption of debt net of current tax benefit; (iv) non-cash (earnings) loss from unconsolidated affiliates; (v) distributions from (contributions to) unconsolidated affiliates (net of affiliate growth capital expenditures); (vi) non-cash compensation expense; (vii) non-cash derivative activity; (viii) losses (gains) on the disposal of property, plant, and equipment (PP&E) and unconsolidated affiliates; (ix) provision for deferred income taxes; (x) cash adjustments for non-controlling interest in consolidated subsidiaries; (xi) revenue deferral adjustment; (xii) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period; and (xiii) maintenance capital expenditures. We define Adjusted EBITDA as net income (loss) adjusted for (i) depreciation, amortization, accretion, and other non-cash expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) loss on redemption of debt; (v) losses (gains) on the disposal of PP&E and unconsolidated affiliates; (vi) non-cash derivative activity; (vii) non-cash compensation expense; (viii) provision for income taxes; (ix) adjustments for cash flow from unconsolidated affiliates; (x) adjustment related to non-guarantor, consolidated subsidiaries; and (xi) losses (gains) relating to other miscellaneous non-cash amounts affecting net income for the period. We define Net Operating Margin as revenue, excluding any derivative activity and adjusted for the non-cash impact of revenue deferrals related to certain agreements, less purchased product costs, excluding any derivative activity. Distributable Cash Flow is a financial performance measure used by management as a key component in the determination of cash distributions paid to unitholders. We believe distributable cash flow is an important financial measure for unitholders as an indicator of cash return on investment and to evaluate whether the Partnership is generating sufficient cash flow to support quarterly distributions. In addition, distributable cash flow is commonly used by the investment community because the market value of publicly traded partnerships is based, in part, on distributable cash flow and cash distributions paid to unitholders. Adjusted EBITDA is a financial performance measure used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of the Partnership’s ongoing business operations. Additionally, we believe Adjusted EBITDA provides useful information to investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. Net Operating Margin is a financial performance measure used by management and investors to evaluate the underlying baseline operating performance of our contractual arrangements. Management also uses Net Operating Margin to evaluate the Partnership’s financial performance for purposes of planning and forecasting. Please see the Appendix for reconciliations of Distributable Cash Flow , Adjusted EBITDA, and Net Operating Margin to the most directly comparable GAAP measure. 3

Agenda Commercial Update Randy Nickerson Closing Comments Frank Semple Operational Update John Mollenkopf Financial Summary Nancy Buese Q&A Overview Frank Semple

OVERVIEW Frank Semple

Key Investment Considerations High-Quality, Diversified Assets Proven Track Record of Growth and Customer Satisfaction Substantial Growth Opportunities Strong Financial Profile Leading presence in six core natural gas producing regions of the U.S. Key long-term contracts with high-quality producers to develop the Marcellus Shale, Utica Shale, Huron/Berea Shale, Woodford Shale, Haynesville Shale, and Granite Wash formation No incentive distribution rights, which drives a lower cost of capital Distributions have increased by 216% (13% CAGR) since IPO More than $5.0 billion of organic growth and acquisitions since IPO, including the December 2011 Liberty transaction Ranked #1 in EnergyPoint’s 2011 midstream customer satisfaction survey 2012 growth capital forecast of $1.1 billion to $1.5 billion Growth projects are well diversified across the asset base and increase the percentage of fee-based net operating margin Long-term organic growth opportunities focused on resource plays Committed to maintaining strong financial profile Debt to book capitalization of 49% Debt to Adjusted EBITDA of 2.9x Adjusted EBITDA to Interest Expense of 5.5x Established relationships with joint venture partners, which provides capital flexibility 6 Keystone Midstream

U.S. Shale Plays are Driving Natural Gas Supply 7 Source: Citi Investment Research and Analysis Shale plays are key sources of natural gas supply Bcf/d 90.0 80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0

Geographic Footprint



Utica Shale
Pittsburgh Office
Antrim Shale
Corporate Office
Cadiz Office
Marcellus Shale
Woodford Shale
Tulsa Office
Granite Wash Formation
Huron/Berea Shale
Barnett Shale
Haynesville/Bossier Shale
Permian Basin
Houston Office
Eagle Ford Shale

SOUTHWEST
- Granite Wash, Woodford, Cotton Valley, Travis Peak, Haynesville
- 1.6 Bcf/d gathering capacity
- 655 MMcf/d processing capacity
- 1.5 Bcf/d transmission capacity including Arkoma Connector Pipeline JV with ArcLight
- Under construction:
  - 120 MMcf/d processing capacity in East Texas

NORTHEAST
- Huron/Berea Shale
- 505 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 285,000 Bbl NGL storage
- NGL marketing by truck, rail, & barge
- Under construction:
  - 150 MMcf/d processing capacity at Langley

LIBERTY
- Marcellus Shale
- 390 MMcf/d gathering capacity
- 625 MMcf/d processing capacity
- 60,000 Bbl/d C3+ fractionator
- 90,000 Bbl NGL storage
- Under construction:
  - 1.5 Bcf/d processing capacity
  - 115,000 Bbl/d de-ethanization
  - 50,000 Bbl/d Mariner West project

UTICA
- Joint Venture with EMG
- Under construction:
  - 365 MMcf/d at the Harrison County processing complex
  - 200 MMcf/d at the Noble County processing complex
  - 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County

GULF COAST
- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

MARKWEST ENERGY PARTNERS, L.P. 8

9 Strong Distribution Growth and Unit Performance 216% Distribution Growth since IPO in May 2002 (13% CAGR) 0.00 0.50 1.00 1.50 2.00 2.50 3.00 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 0.00 10.00 20.00 30.00 40.00 50.00 60.00 70.00 Distribution per Common Unit ($) Unit Price ($) Annual Distribution Unit Price

OPERATIONAL UPDATE John Mollenkopf

Operational Overview and Philosophy Overview Midstream services for in excess of 2.5 BCF of gas per day Assets serving major producing basins including several of the new major resource plays in the United States Diverse contractual mix Philosophy Provide exceptional customer service Focus on growth Control costs while building efficient gathering systems and plants Maintain excellent safety and environmental record 11

Growth Driven by Customer Satisfaction 12 Ranked #1 in Midstream Customer Satisfaction Survey for 2011 Since 2006, we have been ranked #1 or #2 by EnergyPoint Research

Significant Growth Requires a Highly Skilled Team 13

Project Execution Construction contracting strategies Fixed-price, turn-key contracting on plants Competitive bidding Local accountability (operations & engineering jointly responsible) System design attributes Tried and true plant process designs Faster execution due to standardization Common suction for gathering and compression Reliability Multiple marketing and downstream outlets 14

Regulatory and Permitting Strategies Committed to meet or exceed all regulatory requirements Utilization of best-available control technologies for air emissions Active in industry advocate associations Texas Pipeline Association Gas Processors Association Marcellus Shale Coalition 15

CAGR = 14% 16 Diverse Midstream Volumes in Major Producing Basins Great customer service + Great resource plays + Great execution = Growth

Segment Operating Income $550 Million 17 CAGR = 23%

Contributions to Operating Income by Segment 18 2011 Segment Operating Income 2012 Forecasted Segment Operating Income

Southwest Segment Competitive advantages Rated 1st for midstream services in East Texas, Midcontinent and Texas Intrastate by large customers Recently constructed gathering systems provide low-pressure and fuel-efficient service Ready access to markets with interconnects to CEGT, NGPL, TGT, ANR, PEPL, CFS and Enogex Largest gathering system in the Woodford Shale East Texas system overlays the rich Haynesville core The recently expanded Arapaho plant in Western Oklahoma is operating at near capacity Under Construction 120 MMcf/d cryogenic processing capacity in E. Texas Areas of Operation Oklahoma, Texas, New Mexico, Louisiana Resource Plays Woodford Shale, Granite Wash, Haynesville Shale, Anadarko Basin, Cotton Valley, Travis Peak, Petitt, Permian Basin Gathering 1.6 Bcf/d capacity Processing 655 MMcf/d capacity Transportation 1.5 Bcf/d transmission capacity, including Arkoma Connector Pipeline JV with ArcLight Capital Partners 2012 Forecasted Segment Operating Income 45% 19

Gulf Coast Segment Competitive advantages Rated 1st in onshore Gulf Coast midstream services by large customers Provide high-quality processing and fractionation services to six major refining complexes Nearly 75% of our inlet volume is under long-term contracts Provide high-purity hydrogen to refiners for production of ultra-low sulfur diesel fuel Our plant reduces overall refinery emissions by converting refinery off-gas to valuable products Area of Operations Corpus Christi, Texas Processing 140 MMcf/d capacity Fractionation 29,000 Bbl/d capacity NGL Marketing & Transportation Ethane, ethylene, propane, propylene, isobutane, normal butane, butylenes, and pentanes Other High-purity hydrogen production Under Construction 4th inlet compressor to increase plant reliability 2012 Segment Forecasted Operating Income 6% 20

Northeast Segment Competitive advantages Rated 1st for midstream services in the Appalachian Basin by all customers We are the largest gas processor and fractionator in the Appalachian Basin We have operated vertically integrated gas processing, fractionation, storage, and marketing in the Northeast for nearly 25 years In Appalachia, approximately 60% of the volume we process and fractionate is under contract for at least 10 years Areas of Operation Kentucky, West Virginia, Michigan Resource Plays Appalachian Basin, Huron/Berea Shale, the Niagaran Reef Processing 505 MMcf/d capacity Fractionation 24,000 Bbl/d capacity NGL Marketing & Storage NGL marketing by truck, rail and barge 285,000 Bbl NGL capacity with access to 1.2 MBbls of propane storage Transportation 250 mile crude oil transmission pipeline Under Construction 150 MMcf/d cryogenic processing capacity at Langley 23% 21

Liberty Segment Competitive advantages Rated 1st for midstream services in the Marcellus Shale We are the largest processor of natural gas in the Marcellus Shale with liquids-rich acreage dedications in excess of 400,000 acres Operate fully integrated gathering, processing, fractionation, storage and marketing operations Ready access to markets with interconnects to Columbia Gas, National Fuel, TETCO, and TEPPCO Products Pipeline Acquisition of Keystone Midstream Services, LLC: Supports extension of NGL gathering into northwest PA Added two new significant customers Areas of Operation Southwest Pennsylvania and northern West Virginia Resource Plays Marcellus Shale Gathering 390 Mcf/d capacity Processing 625 MMcf/d cryogenic capacity Fractionation 60,000 Bbl/d C3+ capacity NGL Marketing & Storage NGL Marketing by truck 90,000 Bbl NGL capacity with access to 1.2 MBbls of propane storage Under Construction Processing: 1.5 Bcf/d cryogenic capacity Fractionation: 115,000 Bbl/d de-ethanization capacity NGL Marketing: Rail loading for 200 railcars NGL Transportation: Extensive NGL gathering system, 50,000 Bbl/d Mariner West purity ethane pipeline 22 2012 Forecasted Segment Operating Income 26%

Liberty 2011 Houston I, II, III TEPPCO PRODUCTS PIPELINE Majorsville I, II 23 Houston I, II, III Processing capacity of 625 MMcf/d and Fractionation capacity of 60,000 Bbl/d Houston Processing and Fractionation Complex Houston I - III 355 MMcf/d C3+ Fractionation 60,000 Bbl/d Interconnect to TEPPCO pipeline Under Construction Rail Loading (August 2012) 200 Rail cars De-ethanization (mid-2013) 38,000 Bbl/d Mariner West ethane pipeline (3Q13) 50,000 Bbl/d Majorsville Processing and Fractionation Complex Majorsville I & II 270 MMcf/d NGL Pipeline to Houston 43,400 Bbl/d Under Construction Majorsville III - V (2013) 600 MMcf/d Majorsville VI (2014) 200 MMcf/d De-ethanization (mid-2013) 38,000 Bbl/d De-ethanization (2014) 38,000 Bbl/d Purity Ethane Pipeline to Houston (3Q13) Mobley Processing Complex Under Construction Mobley I (4Q12) 200 MMcf/d Mobley II (1Q13) 120 MMcf/d NGL Pipeline to Majorsville (2Q12) Sherwood Processing Complex Under Construction Sherw ood I (3Q12) 200 MMcf/d Sherw ood II (4Q13) 200 MMcf/d NGL Pipeline to Mobley (3Q12) Keystone Sarsen 40 MMcf/d Bluestone I 50 MMcf/d NGL Storage 12,000 Bbbl Under Construction Bluestone II (4Q13) 120 MMcf/d Bluestone III (TBD) 200 MMcf/d NGL Pipeline to the North (2014)

Liberty 2012

Processing capacity will double to more than 1.2 Bcf/d



Mahoning
Lawrence
Butler
Columbiana
Sarsen & Bluestone I
Beaver
Carroll
Hancock
Pennsylvania
Allegheny
Jefferson
Harrison
Houston I, II, III
Rail Facility
Brooke
Washington
Ohio
Belmont
Majorsville I, II
Fayette
Marshall
Greene
Monroe
Mobley I
Wetzel
Monongalia
Tyler
Marion
Preston
Pleasants
Sherwood I
Taylor
West Virginia
Doddridge
Harrison
TEPPCO PRODUCTS PIPELINE

Houston Processing and Fractionation Complex		
Houston I - III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
Interconnect to TEPPCO pipeline		
Under Construction		
Rail Loading (August 2012)	200	Rail cars
De-ethanization (mid-2013)	38,000	Bbl/d
Mariner West ethane pipeline (3Q13)	50,000	Bbl/d
Majorsville Processing and Fractionation Complex		
Majorsville I & II	270	MMcf/d
NGL Pipeline to Houston	43,400	Bbl/d
Under Construction		
Majorsville III - V (2013)	600	MMcf/d
Majorsville VI (2014)	200	MMcf/d
De-ethanization (mid-2013)	38,000	Bbl/d
De-ethanization (2014)	38,000	Bbl/d
Purity Ethane Pipeline to Houston (3Q13)		
Mobley Processing Complex		
Under Construction		
Mobley I (4Q12)	200	MMcf/d
Mobley II (1Q13)	120	MMcf/d
NGL Pipeline to Majorsville (2Q12)		
Sherwood Processing Complex		
Under Construction		
Sherwood I (3Q12)	200	MMcf/d
Sherwood II (4Q13)	200	MMcf/d
NGL Pipeline to Mobley (3Q12)		
Keystone		
Sarsen	40	MMcf/d
Bluestone I	50	MMcf/d
NGL Storage	12,000	Bbbl
Under Construction		
Bluestone II (4Q13)	120	MMcf/d
Bluestone III (TBD)	200	MMcf/d
NGL Pipeline to the North (2014)		

MARKWEST ENERGY PARTNERS, L.P. 24

Liberty 2013

Processing capacity of 2.3 Bcf/d and Fractionation capacity more than doubles to 196,000 Bbl/d



Mahoning
Lawrence
Butler
Columbiana
Sarsen & Bluestone I, II
Beaver
Mariner West
Carroll
Hancock
Pennsylvania
Allegheny
Jefferson
Harrison
Brooke
Houston I, II, III
De-ethanization I
Ohio
Harrison Fractionation & marketing facilities
Majorsville I, II, III, IV, V
De-ethanization I
Fayette
Marshall
Monroe
Mobley I, II
Monongalia
Wetzel
Marion
Tyler
Preston
Sherwood I, II
Pleasants
Taylor
West Virginia
Doddridge
Harrison
SUNOCO PIPELINE
TEPPCO PRODUCTS PIPELINE

Houston Processing and Fractionation Complex		
Houston I - III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
Interconnect to TEPPCO pipeline		
Under Construction		
Rail Loading (August 2012)	200	Rail cars
De-ethanization (mid-2013)	38,000	Bbl/d
Mariner West ethane pipeline (3Q13)	50,000	Bbl/d
Majorsville Processing and Fractionation Complex		
Majorsville I & II	270	MMcf/d
NGL Pipeline to Houston	43,400	Bbl/d
Under Construction		
Majorsville III - V (2013)	600	MMcf/d
Majorsville VI (2014)	200	MMcf/d
De-ethanization (mid-2013)	38,000	Bbl/d
De-ethanization (2014)	38,000	Bbl/d
Purity Ethane Pipeline to Houston (3Q13)		
Mobley Processing Complex		
Under Construction		
Mobley I (4Q12)	200	MMcf/d
Mobley II (1Q13)	120	MMcf/d
NGL Pipeline to Majorsville (2Q12)		
Sherwood Processing Complex		
Under Construction		
Sherwood I (3Q12)	200	MMcf/d
Sherwood II (4Q13)	200	MMcf/d
NGL Pipeline to Mobley (3Q12)		
Keystone		
Sarsen	40	MMcf/d
Bluestone I	50	MMcf/d
NGL Storage	12,000	Bbbl
Under Construction		
Bluestone II (4Q13)	120	MMcf/d
Bluestone III (TBD)	200	MMcf/d
NGL Pipeline to the North (2014)		

MARKWEST ENERGY PARTNERS, L.P. 25

Liberty 2014

Processing capacity of 2.5 Bcf/d and Fractionation capacity of 234,000 Bbl/d



Mariner West
Sarsen & Bluestone I, II, III
Proposed Shell ethane cracker
Houston I, II, III
De-ethanization I
Harrison Fractionation & marketing facilities
Majorsville I, II, III, IV, V, VI
De-ethanization I, II
Mobley I, II
Sherwood I, II
Mahoning
Lawrence
Butler
Columbiana
Beaver
Carroll
Pennsylvania
Ohio
Marshall
Fayette
Monroe
Monongalia
Marion
Tyler
Preston
Harrison
Taylor
SUNOCO PIPELINE
TEPPCO PRODUCTS PIPELINE
EPD ATEX EXPRESS PIPELINE

Houston Processing and Fractionation Complex		
Houston I - III	355	MMcf/d
C3+ Fractionation	60,000	Bbl/d
Interconnect to TEPPCO pipeline		
Under Construction		
Rail Loading (August 2012)	200	Rail cars
De-ethanization (mid-2013)	38,000	Bbl/d
Mariner West ethane pipeline (3Q13)	50,000	Bbl/d
Majorsville Processing and Fractionation Complex		
Majorsville I & II	270	MMcf/d
NGL Pipeline to Houston	43,400	Bbl/d
Under Construction		
Majorsville III - V (2013)	600	MMcf/d
Majorsville VI (2014)	200	MMcf/d
De-ethanization (mid-2013)	38,000	Bbl/d
De-ethanization (2014)	38,000	Bbl/d
Purity Ethane Pipeline to Houston (3Q13)		
Mobley Processing Complex		
Under Construction		
Mobley I (4Q12)	200	MMcf/d
Mobley II (1Q13)	120	MMcf/d
NGL Pipeline to Majorsville (2Q12)		
Sherwood Processing Complex		
Under Construction		
Sherwood I (3Q12)	200	MMcf/d
Sherwood II (4Q13)	200	MMcf/d
NGL Pipeline to Mobley (3Q12)		
Keystone		
Sarsen	40	MMcf/d
Bluestone I	50	MMcf/d
NGL Storage	12,000	Bbbl
Under Construction		
Bluestone II (4Q13)	120	MMcf/d
Bluestone III (TBD)	200	MMcf/d
NGL Pipeline to the North (2014)		

MARKWEST ENERGY PARTNERS, L.P. 26

Utica Joint Venture 2012

Interim Processing capacity of 85 MMcf/d and gas gathering system


Harrison Interim
Noble Interim
Sarsen & Bluestone
Houston
Majorsville
Mobley
Sherwood
Stark
Columbiana
Carroll
Ohio
Guernsey
Belmont
Monroe
Washington
Marshall
Greene
Wetzel
Marion
Tyler
Pleasants
Doddridge
Taylor
Pennsylvania
West Virginia
TEPPCO PRODUCTS PIPELINE
Wood

Harrison Processing and Fractionation Complex

Under Construction

Harrison Interim (3Q12)	40	MMcf/d
Harrison I (1Q13)	125	MMcf/d
Harrison II (TBD)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
Interconnect to TEPPCO pipeline (4Q13)		
Interconnect to ATEX pipeline (1Q14)		
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (mid-2013)	8	Bays
Rail Loading (mid-2013)	200	Rail cars

Noble Processing Complex

Under Construction

Interim Noble Refrigeration (4Q12)	45	MMcf/d
Noble I (2013)	200	MMcf/d

NGL Pipelines

Under Construction

NGL Pipeline from Harrison to Majorsville (4Q13)

NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P. 27

Utica Joint Venture 2013

Processing capacity of 410 MMcf/d and Fractionation capacity of 60,000 Bbl/d serving both Utica and Marcellus production



Harrison fractionation & marketing facilities
Harrison I
Noble I
Sarsen & Bluestone
Houston
Majorsville
Mobley
Sherwood
Columbiana
Carroll
Tuscarawas
Ohio
Guernsey
Belmont
Monroe
Washington
Marshall
Greene
Wetzel
Marion
Tyler
Brooke
Pennsylvania
Taylor
INTERCONNECT TO 3RD PARTY PIPELINE
TEPPCO PRODUCTS PIPELINE

Harrison Processing and Fractionation Complex		
Under Construction		
Harrison Interim (3Q12)	40	MMcf/d
Harrison I (1Q13)	125	MMcf/d
Harrison II (TBD)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
Interconnect to TEPPCO pipeline (4Q13)		
Interconnect to ATEX pipeline (1Q14)		
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (mid-2013)	8	Bays
Rail Loading (mid-2013)	200	Rail cars
Noble Processing Complex		
Under Construction		
Interim Noble Refrigeration (4Q12)	45	MMcf/d
Noble I (2013)	200	MMcf/d
NGL Pipelines		
Under Construction		
NGL Pipeline from Harrison to Majorsville (4Q13)		
NGL Pipeline from Harrison to Noble (4Q13)		

MARKWEST ENERGY PARTNERS, L.P. 28

Utica Joint Venture 2014

Fractionation capacity increases to 100,000 Bbl/d; processing capacity of 410 MMcf/d



Harrison de-ethanization
Harrison I
Proposed Shell ethane cracker
Sarsen & Bluestone
Houston
Majorsville
Noble I
Mobley
Sherwood
Carroll
Ohio
Guernsey
Belmont
Marshall
Greene
Monroe
Marion
Tyler
Washington
INTERCONNECT TO 3RD PARTY PIPELINE
EPD ATEX EXPRESS PIPELINE
TEPPCO PRODUCTS PIPELINE
SUNOCO PIPELINE

Harrison Processing and Fractionation Complex

Under Construction		
Harrison Interim (3Q12)	40	MMcf/d
Harrison I (1Q13)	125	MMcf/d
Harrison II (TBD)	200	MMcf/d
C3+ Fractionation (4Q13)	60,000	Bbl/d
Interconnect to TEPPCO pipeline (4Q13)		
Interconnect to ATEX pipeline (1Q14)		
De-ethanization (1Q14)	40,000	Bbl/d
Truck Loading (mid-2013)	8	Bays
Rail Loading (mid-2013)	200	Rail cars

Noble Processing Complex

Planned Construction		
Interim Noble Refridgeration (4Q12)	45	MMcf/d
Noble I (2013)	200	MMcf/d

NGL Pipelines

Under Construction

NGL Pipeline from Harrison to Majorsville (4Q13)
NGL Pipeline from Harrison to Noble (4Q13)

MARKWEST ENERGY PARTNERS, L.P. 29

Significant Developments Since June 2011 30 3Q11 4Q11 1Q12 2Q12 Completion of 2nd phase of the 60,000 Bbl/d fractionation facility at Houston, Pennsylvania Completion of the 75 MMcf/d cryogenic processing expansion at Western Oklahoma Completion of the 45,000 Bbl/d NGL pipeline from Ft. Beeler to Majorsville, West Virginia Completion of the 45,000 Bbl/d Ranger NGL Pipeline in the Northeast Completion of a 21-mile gas pipeline in Southeast Oklahoma There are currently 13 cryogenic processing plants, five C2+ fractionation facilities, along with multiple ethane, NGL, and gas gathering pipelines under construction.

Operational Summary High-quality assets in Marcellus, Appalachia, Woodford, East Texas, Granite Wash, and Javelina Impressive and diverse customer base Diverse contractual mix with growing percentage of fee-based contracts Best-in-class operations and engineering teams that are focused on growth Recognized for exceptional customer service 31

COMMERCIAL UPDATE Randy Nickerson

It’s been a busy couple of years – “But where do we go from here?” Growth Strategy Our Process NGL Markets Significant Growth by Design Focus on growth in core areas Maintain franchise position in many areas Provide best-in-class customer service Strong customer relationships provide early mover advantages Customer focused, innovative midstream solutions Shared economics with customers, join venture partners It’s a challenging environment Current economics can work to our advantage Marketing options are the competitive advantage History of customer service, leadership and innovation Strong relationships with customers open the door for new opportunities Customer service and relationships have driven significant growth projects with multiple facilities under construction 33

GROWTH STRATEGY

Develop Emerging Resource Plays Build Base Production Acquisitions (Conventional / Tight Sand) Base Production (Conventional / Tight Sand) 35 Commitment to Resource Plays Capital investments and acquisitions in resource plays since 2006 are driving strong, long-term volume growth.

Customers include Newfield, Linn, Chesapeake, Conoco, JMA, and others Processing capacity at Foss Lake recently increased by 75 MMcf/d to support liquids-rich development With an integrated, modern and efficient system, we are ideally positioned to further expand our presence in the Granite Wash New NGL pipelines will allow is to achieve Belvieu-based pricing for a portion of volumes Growth in Core Areas 36 The Granite Wash – Western Oklahoma

Customers include Newfield, BP, XTO, PetroQuest, and others We operate the only fully integrated system We are the only midstream company capable of delivering rich-gas volumes for processing Currently process more than 100 MMcf/d of liquids-rich volumes Growth in Core Areas 37 The Woodford Shale – Southeast Oklahoma

Growth in Core Areas 38 The Haynesville Shale – East Texas Customers include Chevron, Devon, Anadarko, PetroQuest, and others Recently announced 120 MMcf/d Carthage East plant will support liquids-rich development in Panola County Gathering capacity will be increased by 140 MMcf/d Newly executed contracts are increasing fee-based revenue Low BTU Gas High BTU Gas

Growth in Core Areas 39 The Midstream Leader in Northeast Shales Customers include Range Resources, EQT, Chesapeake, Antero, Statoil, Rex Energy, Sumitomo, and others We are the largest processor in the Marcellus and Huron We are the largest fractionator in Appalachia with nearly 25 years experience in NGL marketing Utica joint venture with EMG to develop integrated midstream services in the Utica Keystone acquisition is a great compliment in the heart of the liquids-rich Marcellus Utica Shale Marcellus Shale Huron Shale Keystone Midstream

Maintain Our Franchise Positions – Northeast We are the largest gas processor and fractionator in the Appalachian Basin Five gas processing plants with capacity of 505 MMcf/d and NGL fractionation for 24,000 Bbl/d at Siloam NGL storage capacity of approximately 285,000 barrels with access to 1.2 million barrels of additional dedicated storage Access to premium markets for NGLs through truck, rail, barge and pipeline Nearly 25 years of operating vertically integrated gas processing, NGL fractionation, storage, and marketing 40

Maintain Our Franchise Positions – Marcellus and Utica We Continue to Expand our Fully Integrated Midstream Services in the Marcellus and Utica By 2014, we will have midstream infrastructure capable of: Supporting rich-gas production of nearly 3 Bcf/d C2+ fractionation capacity of approximately 275,000 Bbl/d Providing multiple market outlets for producers gas, ethane, propane, and heavier NGLs Leveraging nearly 25 years of NGL marketing experience in Northeast markets 41 Majorsville Processing & De-Ethanization Mobley Processing Houston Processing & Fractionation Noble Processing Harrison Processing & Fractionation Keystone Processing Rich Utica Rich Marcellus Sherwood Processing

OUR PROCESS

Customer Relationships & Strategic Partnerships 43

Innovative Midstream Solutions Ethane demand is projected to increase by more than 40% over the next six years We are constructing four large de-ethanizers at the Houston, Majorsville, and Harrison complexes EPD’s ATEX line will be needed to support the conversions and expansions of existing ethylene plants to crack more ethane The Mariner projects will provide additional needed ethane takeaway to support the increased demand for ethane 49 Ethane pipeline projects in Marcellus will maximize producer economics Image Source: BENTEK

NGL MARKETS

Source: Goldman Sachs – February, 2012 51 Resource Play Economics

52 NGL Markets – Total Production Forecast Source: En*Vantage Forecast of US NGL Extraction from Gas Processing (1,000 BPD) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 0 500 1,000 1,500 2,000 2,500 3,000 3,500 Forecast Total NGLs Propane, Butanes, Natural Gasoline Ethane

Base Production (Conventional / Tight Sand) 53 NGL Markets – Ethane in Balance Source: En*Vantage Max US Ethane Supply vs Max Demand (1000 BPD) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Low Probability New Plants High Probability New Plants US Ethane Cracked in Canada Converisons/Expansions/Restarts 2011 C2 Cracking Capability Max C2 Supply

NGL Markets – Propane Demand Forecast 54 Source: En*Vantage Forecast of US Propane Demand (1000 BPD) 0 200 400 600 800 1000 1200 1400 2011 2012 2013 2014 2015 2016 2017 2018 Fuel Uses Propane Cracking Propane Dehydro Exports

Northeast Propane Supply and Distribution We have invested significant capital to develop a world-class processing, NGL fractionation, storage, and marketing complex with pipeline, rail, and truck facilities Waterborne and pipeline imports into the Northeast will decrease as local propane production increases. The shut-down of Philadelphia-area refiners will also reduce the propane supply in the Northeast Northeast markets can support significant propane sales from the Marcellus and Utica 55

NGL Markets: Northeast Propane Supply Demand Balance 56 Source: Wells Fargo May, 2012 Source: Wells Fargo May, 2012

NGL Markets – Propane Disconnect A warm winter created a propane surplus Overall inventories are at higher levels than normal Analysts expect that Northeast propane will remain in balance as a result of decreased waterborne and pipeline imports into PADD I 57

NGL Marketing – Options are the Competitive Advantage Two interconnected fractionation complexes in the Northeast Providing NGL marketing by truck, rail, barge, and the TEPPCO pipeline Available NGL storage of approximately 1.4 million Bbls and growing Developing infrastructure for ethane production with deliveries to Mariner East & West and EPD’s ATEX pipeline Current economics strongly favor producers with the best positioned midstream provider 58 Capturing Premium NGL Pricing Provides Producers with the Best Economics

Significant Growth By Design Growth plans in core areas includes 13 cryogenic gas processing plants, five C2+ fractionation facilities and associated NGL marketing infrastructure History of customer service, leadership and innovation Strong relationships with customers open the door for new opportunities Current NGLs economics are a challenge for the industry and a tremendous opportunity for MarkWest 59

FINANCIAL SUMMARY Nancy Buese

 MarkWest is a growth MLP focused on generating strong financial returns and delivering long-term, top-quartile total returns for its unitholders No incentive distribution rights, which drives a lower cost of capital Flexible and responsive to producer requirements Increasing percentage of fee-based business Open to contract structures that allow for participation in NGL upside economics Maintain a solid inventory of quality growth projects that provide strategic value to producer customers Prioritization of projects based on operational and economic considerations Preserve a strong balance sheet to fund growth Maintain adequate liquidity to fund capital and operating requirements Timely funding of capital requirements using a combination of long-term debt and equity Consistent improvement in the metrics that drive credit ratings Disciplined execution of our hedging program Financial Strategy 61

2012 DCF and Capital Guidance

2012 DCF Forecast of $440 million to $500 million

2012 Capital Expenditures Forecast of $1.1 billion to $1.5 billion



Southwest
$80M to
$100M
Northeast
$35M to $65M
Gulf Coast
$5M to $15M
Liberty
$980M to
$1320M

Liberty

- Liquids-rich gas gathering system
- Majorsville III, IV, V, & VI processing plants
- Mobley I & II processing plants
- Sherwood I & II processing plants
- 115 Bbl/d de-ethanization capacity
- 50,000 Bbl/d Mariner West ethane project
- Multiple NGL and ethane pipelines

Southwest

- 120 MMcf/d Carthage East cryogenic processing capacity
- 140 MMcf/d Haynesville gathering lines
- Compressor / pipeline additions
- New well connects / trunklines
- Other expansion

Utica *

- 365 MMcf/d cryogenic processing complex in Harrison County, Ohio
- 200 MMcf/d cryogenic processing complex in Noble County, Ohio
- 100,000 Bbl/d fractionation, storage, and marketing complex in Harrison County, Ohio

* The first $500 million of capex for the Utica JV will be funded by EMG, after which MarkWest will fund 100% of the capital requirements until it achieves 70% ownership.

Northeast

- 150 MMcf/d Langley III processing plant

Gulf Coast

- 4th Inlet compressor

MARKWEST ENERGY PARTNERS, L.P. 62

Capital Markets and Liquidity Update The Partnership is focused on the right timing and size of capital market activities to fund capital expenditures while consistently improving its credit metrics and maintaining a strong liquidity position In 2011, the Partnership completed four equity offerings and three senior note offerings for combined net proceeds of $2.3 billion The proceeds were used to fund the $230 million EQT acquisition as well as refinancing the 2016 senior notes and approximately $420 million of the 2018 senior notes, in addition to providing working capital for general partnership purposes The refinancing resulted in a significant reduction of annual interest expense and significantly extended the maturity of the Partnership’s debt Also in 2011, the Partnership extended its credit facility by one year to 2016, lowered the pricing grid by 75 bps, and increased the size to $900 million In 2012, the Partnership has already completed two equity offerings for combined net proceeds of approximately $853 million. The proceeds were used to fund the $512 million Keystone acquisition, and growth capital expenditures Overall, the Partnership’s weighted average cost of capital has decreased by more than 300 basis points over the past two years 63 In June 2012, the Partnership had available liquidity of approximately $1 billion

($ in millions) As of December 31, 2011 As of March 31, 2012 Cash $ 117.0 $ 350.6 Credit Facility 66.0 – 8-3/4% Senior Notes due 2018 81.0 81.0 6-3/4% Senior Notes due 2020 500.0 500.0 6-1/2% Senior Notes due 2021 499.1 499.1 6-1/4% Senior Notes due 2022 700.0 700.0 Total Debt $ 1,846.1 $ 1,780.1 Total Equity $ 1,502.1 $ 1,852.3 Total Capitalization $ 3,348.2 $ 3,632.4 LTM Adjusted EBITDA (1) $ 451.4 $ 488.1 Total Debt / Capitalization 55% 49% Total Debt / LTM Adjusted EBITDA (2) 3.3x 2.9x Adjusted EBITDA / Interest Expense (2) 5.1x 5.5x (1) Adjusted EBITDA is calculated in accordance with Credit Facility covenants; see Appendix for reconciliation of Adjusted EBITDA to net income (loss). (2) Leverage ratio and interest coverage ratio are calculated in accordance with Credit Facility covenants. 64 Capital Structure

Source: CapIQ as of March 5, 2012 65 Cost of Equity Capital 0% 2% 4% 6% 8% 10% 12% 14% 16% NKA ETP KMP GLP TLP BWP NS XTEX EEP EROC CMLP PNG RGP HEP PAA BPL TCP DPM WPZ EPB SEP NGLS APL CPNO SXL GEL CHKM OKS MWE EPD MMP WES Cost of Equity Capital Common Unit Yield IDR Load

Total Return Since 2009 Note: Data as of 5/30/12. (1) MWE Peer Group consists of: Copano Energy, L.L.C., Targa Resources Partners LP, Western Gas Partners, L.P., DCP Midstream Partners, LP, Crosstex Energy L.P., Atlas Pipeline Partners L.P., Martin Midstream Partners L.P. and Magellan Midstream Partners, L.P. 1 MarkWest provides superior total return 66

Current Yield on Senior Notes 67 In May 2012, the Senior Notes had a WAVG Rate of 5.83%

Rating Agency Update We are committed to achieving consistent improvement in the metrics that drive credit ratings As a result of our consistent financial performance and future outlook, we received upgrades from the rating agencies in 2011 68 S&P Moody's Fitch AAA Aaa AAA AA+ Aa1 AA+ AA Aa2 AA AA- Aa3 AA- A+ A1 A+ A A2 A A- A3 A- BBB+ Baa1 BBB+ BBB Baa2 BBB BBB- Baa3 BBB- Investment Grade BB+ Ba1 BB+ BB Ba2 BB BB- Ba3 BB- B+ B1 B+ B B2 B B- B3 B- CCC+ Caa1 CCC CCC Caa2 CC CCC- Caa3 C CC Ca DDD C C DD D D Current Senior Notes rating

We remain committed to the disciplined execution of our rolling 36-month hedging program to manage the risk associated with commodity price exposure and protect future cash flows We execute direct product and crude proxy hedges using a combination of collars, swaps, and puts We conservatively set our hedge positions to ensure we have physical production to support our hedges The DCF sensitivity table that we publish each quarter reflects our current volume forecast and represents the impact of our hedge program The table provides a view of annual DCF at a variety of assumptions regarding crude price, natural gas price, and NGL correlations Risk Management Program 69

Three moths ended March 31, 2012 Net Operating Margin by Contract Type 2012 – 2015 Combined Hedge Percentage Risk Management Program NOTE: Net Operating Margin is calculated as segment revenue less purchased product costs. Fully Hedged 70 Three moths ended March 31, 2012 Net Operating Margin Including Hedges

Estimated Range of 2012 DCF ($ in millions) 2012 Forecasted DCF Sensitivity Table Natural Gas Price Crude Oil Price NGL Correlation $2.00 $2.50 $3.00 $3.50 $4.00 $120 A $ 561 $ 557 $ 553 $ 549 $ 546 B $ 501 $ 497 $ 494 $ 490 $ 486 C $ 443 $ 439 $ 435 $ 432 $ 428 $110 A $ 543 $ 540 $ 536 $ 532 $ 529 B $ 489 $ 485 $ 481 $ 478 $ 474 C $ 437 $ 433 $ 429 $ 426 $ 422 $100 A $ 522 $ 519 $ 515 $ 511 $ 507 B $ 473 $ 469 $ 466 $ 462 $ 458 C $ 426 $ 422 $ 419 $ 415 $ 411 $90 A $ 499 $ 495 $ 491 $ 487 $ 484 B $ 455 $ 452 $ 448 $ 444 $ 441 C $ 413 $ 409 $ 405 $ 402 $ 398 $80 A $ 477 $ 473 $ 470 $ 466 $ 462 B $ 440 $ 436 $ 433 $ 429 $ 425 C $ 402 $ 398 $ 394 $ 391 $ 388 The table reflects an estimate of the range of DCF for 2012 at the noted crude oil and natural gas prices based on three natural gas liquids (NGL) correlation scenarios, including: (A) One standard deviation above the three-year NGL correlation to crude (B) Three-year NGL correlation to crude (C) One standard deviation below the three-year NGL correlation to crude The table further assumes derivative instruments outstanding as of April 30, 2012, and production volumes estimated through December 31, 2012 The range of stated hypothetical changes in commodity prices considers current and historic market performance. NOTE: The table is based on information, expectations, and beliefs concerning future developments and their potential effects, and does not consider actions MarkWest management may take to mitigate exposure to changes. Nor does the table consider the effects that such hypothetical adverse changes may have on overall economic activity. 71

Significant Developments Since June 2011 3Q11 4Q11 1Q12 2Q12 September Credit facility increased to $750 million October Public offering of 5.75 million common units for net proceeds of $251 million November Public offering of $700M of 6.25% senior unsecured notes due 2022 December Public offering of 10.00 million common units for net proceeds of $521 million March Public offering of 6.79 million common units for net proceeds of $388 million May Public offering of 8.00 million common units for net proceeds of $427 million July Public offering of 4.03 million common units for net proceeds of $185 million Credit facility increased to $900M 72

CLOSING COMMENTS Frank Semple

Keys to Success Maintain stronghold in key resource plays with high-quality assets Execute growth projects that are well diversified across the asset base Provide best-in-class midstream services for our producer customers Preserve strong financial profile Deliver superior and sustainable total returns 74 EXECUTE, EXECUTE, EXECUTE!!!

QUESTIONS & ANSWERS

APPENDIX

Reconciliation of DCF and Distribution Coverage ($ in millions) Year ended December 31, 2011 Three months ended March 31, 2012 Net income $ 106.2 $ 16.3 Depreciation, amortization, impairment, and other non-cash operating expenses 203.9 53.4 Loss on redemption of debt, net of tax benefit 72.1 – Non-cash loss from unconsolidated affiliates 1.1 – (Contributions to) distributions from unconsolidated affiliates (0.3) 0.9 Non-cash derivative activity (0.3) 48.2 Non-cash compensation expense 3.4 2.7 Provision for income tax – deferred (3.9) (10.8) Cash adjustment for non-controlling interest of consolidated subsidiaries (64.5) (1.0) Revenue deferral adjustment 15.4 2.3 Other 14.3 3.5 Maintenance capital expenditures, net of joint venture partner contributions (14.6) (6.3) Distributable cash flow (DCF) $ 332.8 $ 109.2 Total distributions declared for the period $ 240.7 $ 81.1 Distribution coverage ratio (DCF / Total distributions declared) 1.38x 1.35x 77

Reconciliation of Adjusted EBITDA

($ in millions)	Year ended December 31, 2010	Year ended December 31, 2011	LTM ended March 31, 2012
Net income (loss)	**$ 31.1**	**$ 106.3**	**$ 197.3**
Non-cash compensation expense	7.5	3.4	4.5
Non-cash derivative activity	24.7	(0.3)	(31.9)
Interest expense (1)	105.2	109.9	111.0
Depreciation, amortization, impairments, and other non-cash operating expenses	167.7	203.9	209.9
Loss on redemption of debt	46.3	79.0	35.7
Provision for income tax	3.2	13.7	32.3
Adjustment for cash flow from unconsolidated affiliate	1.0	1.3	1.7
Adjustment related to non-guarantor, consolidated subsidiaries (2)	(52.3)	(63.9)	(70.4)
Other	(1.3)	(1.9)	(2.0)
Adjusted EBITDA	**$ 333.1**	**$ 451.4**	**$ 488.1**

(1) Includes derivative activity related to interest expense, amortization of deferred financing costs and discount, and excludes interest expense related to the Steam Methane Reformer.
(2) The non-guarantor subsidiaries, in accordance with Credit Facility covenants, are MarkWest Liberty Midstream & Resources, L.L.C. (Liberty), MarkWest Utica EMG L.L.C., MarkWest Pioneer, L.L.C., Wirth Gathering Partnership, and Bright Star Partnership. As of January 1, 2012, Liberty is a wholly owned subsidiary but remains a non-guarantor in accordance with the Credit Facility.

MARKWEST ENERGY PARTNERS, L.P. 78

($ in millions) Year ended December 31, 2011 Three months ended March 31, 2012 Income from operations $ 318.2 $ 51.4 Facility expense 173.6 48.8 Derivative activity 75.5 65.8 Revenue deferral adjustment 15.4 2.3 Selling, general and administrative expenses 81.2 25.2 Depreciation 150.0 41.1 Amortization of intangible assets 43.6 11.0 Loss on disposal of property, plant, and equipment 8.8 1.0 Accretion of asset retirement obligations 1.2 0.3 Net operating margin $ 867.4 $ 246.9 79 Reconciliation of Net Operating Margin

1515 ARAPAHOE STREET TOWER 1, SUITE 1600 DENVER, COLORADO 80202 PHONE: 303-925-9200 INVESTOR RELATIONS: 866-858-0482 EMAIL: INVESTORRELATIONS@MARKWEST.COM WEBSITE: WWW.MARKWEST.COM